Exhibit 10.2

STOCK GRANT AGREEMENT

THIS STOCK GRANT AGREEMENT (this “Agreement”) dated as of August 15, 2014 (the “Effective Date”), is by and between Hydrocarb Energy Corporation, a corporation duly formed and existing under the laws of the State of Nevada (the “Company”) and each of Shadow Tree Funding Vehicle A—Hydrocarb LLC, a limited liability company duly formed and existing under the laws of the State of Delaware, its successors and assigns, and Quintium Private Opportunity Fund, LP, its successors and assigns (each a “Grantee” and toegether, the “Grantees”).

W I T N E S S E T H:

WHEREAS, the Company and Grantee are parties to a certain Credit Agreement, dated as of the Effective Date (the “Credit Agreement”), under which each Grantee has extended a loan to the Company (the “Loans”), and as partial consideration for Grantees making such loans to the Company, in the Credit Agreement, the Company has agreed to issue and convey to Grantees a total of 150,000 shares (such shares issued and conveyed to Grantees hereunder, the “Common Shares”) of common stock (the “Common Stock”) of the Company, in proportion to the relative sizes of the loans and commitments made by the Grantees, subject to the terms and conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the extension by Grantee to the Company of the Loan pursuant to the terms of the Credit Agreement, and in consideration of the mutual covenants and agreements herein contained, the parties hereto agree as follows:

Section 1.                  The Stock Grant. For the consideration recited above, and no additional consideration, the Company agrees to issue and convey to the Grantees, or to an Affiliate designated by a Grantee, the Common Shares (the “Stock Grant”), in the following installments (each date of issuance that follows, an “Issuance Date”), provided that following payment of the Loans in full, no further Common Shares shall be issued to Grantees:

i.	60,000 Common Shares on the Effective Date;

ii.	32,500 Common Shares on the twelve (12) month anniversary of the Effective Date;

iii.	32,500 Common Shares on the eighteen (18) month anniversary of the Effective Date; and

iv.	25,000 Common Shares on the twenty one (21) month anniversary of the Effective Date.

Each such conveyance of Common Shares shall be apportioned among the Grantees (including, as applicable, each Grantee’s successors and assigns at the time of each conveyance) in proportion to the relative size of each Grantee’s Commitment Amount (as defined in the Credit Agreement), after giving effect to any effective Assignment and Assumption (as defined in the Credit Agreement), as reflected in an updated Annex I to the Credit Agreement, with any rounding to be determined by the Agent. Based on the Commitment Amount of each Grantee at the Effective Date, 75% of each such conveyance of Common Shares shall be issued and conveyed to Shadow Tree Funding Vehicle A—Hydrocarb LLC, and 25% of each such conveyance of Common Shares shall be issued and conveyed to Quintium Private Opportunity Fund, LP.

[Signature Page to Stock Grant Agreement.]

Section 2.                  Grantee Representations, Warranties and Agreements.

In connection with the Stock Grant, each Grantee hereby represents and warrants to and agrees with the Company as follows:

(a)            The Grantee is acquiring and will hold the Common Shares for investment its account only and not with a view to, or for resale n connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)            The Grantee understands that the Common Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Common Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Grantee sells the Common Shares pursuant to an exemption from registration.

(c)            The Grantee will not sell, transfer or otherwise dispose of the Common Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 thereunder (“Rule 144”). The Grantee agrees that it will not dispose of the Common Shares unless and until it has provided the Company with written assurances, in substance and form reasonably satisfactory to the Company, that (A) the proposed disposition does not require registration of the Common Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Common Shares under the securities laws or regulations of any State.

(d)            The Grantee has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to accept the Stock Grant, and the Grantee has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Common Shares in the Stock Grant.

(e)            The Grantee is aware that its investment in the Company via the Stock Grant is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Grantee is able, without impairing its financial condition, to hold the Common Shares for an indefinite period and to suffer a complete loss of its investment in the Common Shares.

Section 3.                  Company Representations, Warranties and Agreements.

In connection with the Stock Grant, the Company hereby represents and warrants to and agrees with each Grantee as follows:

(a)            The representations and warranties of the Company set forth in the Credit Agreement are true and accurate in all material respects as of the Effective Date.

(b)            The following representations and warranties shall be true and correct as of each Issuance Date:

i.            Authorization; Consents. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, including to issue and convey the Common Shares to each Grantee in accordance with the terms of this Agreement. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under this Agreement has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any governmental authority or organization (other than the filing of a Form D with the SEC and any applicable state securities departments), or any other person or entity is required.

ii.            Due Execution; Enforceability. This Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms.

iii.            Due Authorization; Valid Issuance. The Common Shares are duly authorized and, when issued and delivered in accordance with the terms of this Agreement, (i) will be duly and validly issued, fully paid and non-assessable, and free and clear of any liens, and (ii) assuming the accuracy of Grantor’s representations in this Agreement, will be issued, conveyed and delivered in compliance with all applicable Federal and state securities laws.

iv.            Exchange Act Registration; Listing. The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is listed on the NASDAQ NATIONAL MARKET. The Company currently meets the continuing eligibility requirements for listing the Common Stock on the Nasdaq National Market, and the Company has not received any notice from Nasdaq, the NASD or any other person or authority that it may not currently satisfy such requirements or that such continued listing of the Common Stock on the Nasdaq National Market is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, may have the effect of, terminating the registration of the Common Stock under the Exchange Act or the delisting of the Common Stock from the Nasdaq National Market.

(c)            Current Public Information for Purposes of Rule 144. For so long as either Grantee owns any of the Common Shares, the Company shall file, submit and post all reports and other information under the Exchange Act and applicable regulations necessary to satisfy the conditions of Rule 144(c)(1) with respect to availability of adequate public information with respect to the Company.

(d)            Indemnification. The Company shall indemnify and hold harmless each Grantee and each “Related Party” of a Grantee, as defined in the Credit Agreement, with respect to any breach of any term of this Agreement, on the terms provided for in the Credit Agreement.

Section 4.                  Successors and Assigns.

(a)            The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)            A party may not assign any of its rights or interest in this Agreement in whole or in part, except as expressly permitted by the terms of this Agreement.

(c)            A Grantee may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Grantee, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 4(c) shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

Section 5.                  Legends.

(a)            Text of Legends. All certificates evidencing Common Shares shall bear the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED OR SOLD UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER OR SALE. NOTWITHSTANDING THE FOREGOING BUT SUBJECT TO COMPLIANCE WITH THE REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, THESE SECURITIES MAY BE PLEDGED OR HYPOTHECATED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER OBLIGATIONS SECURED BY SUCH SECURITIES.”

If required by the authorities of any State in connection with the issuance of the Common Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

(b)            Removal of Legends. Commencing six months after each Issuance Date, with respect to the Common Shares issued to a Grantee on such Issuance Date, upon request by such Grantee, provided that the Grantee delivers to the Company a written representation in form reasonably acceptable to the Company that Grantee is not an “affiliate” of the Company as defined in Rule 144, and provided the current public information condition of paragraph (c)(1) of Rule 144 is met at that time, the Company shall cause the certificates representing such Common Shares to be reissued without any legend or other restrictive language.

Section 6.                  Notice.

All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

If to the Company:

Hydrocarb Energy Corporation
800 Gessner, Suite 375
Houston, TX 77024
Attention: Charles Dommer
Facsimile:
Email:

With a copy to:

James Wes Christian
Christian, Smith & Jewell, L.L.P.
2302 Fannin, Suite 500
Houston, TX 77002
Facsimile: 713.659.7641
Email: jchristian@csj-law.com

If to one Grantee:

Shadow Tree Funding Vehicle A—Hydrocarb LLC
7 Renaissance Square, 5th Floor
White Plains, NY 10601
Attention: Eric Keiter
Facsimile:
Email: ekeiter@shadowtreecapital.com

With a copy to (which copy shall not constitute notice):

Marino Partners LLP
15 Fisher Lane, Suite. 200
White Plains, NY 10528
Attention: Alexandra Lyras
Email: alyras@marinollp.com

If to the other Grantee:

Quintium Private Opportunity Fund, LP
9202 S. Northshore Drive, Suite 301
Knoxville, TN 37922
Attention: Todd Kidd
Email: todd@quintiumadvisors.com

Section 7.                  Entire Agreement.

This Agreement, together with any applicable provisions of the Credit Agreement either referred to herein or, by the terms of the Credit Agreement made applicable hereto, constitute the entire contract between the parties hereto with regard to the subject matter hereof. This Agreement and such applicable provisions of the Credit Agreement supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

Section 8.                  Severability.

In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided, that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

Section 9.                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered by facsimile transmission.

Section 10.               Choice Of Law; Jurisdiction; Consent to Service of Process.

(a)            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

(b)            ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT IN THE STATE AND FEDERAL COURTS LOCATED IN WESTCHESTER COUNTY, NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE A PARTY FROM OBTAINING JURISDICTION OVER ANOTHER PARTY IN ANY COURT OTHERWISE HAVING JURISDICTION.

(c)            EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PERSON AT THE ADDRESS SPECIFIED IN SECTION 6, SUCH SERVICE TO BECOME EFFECTIVE UPON SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE GRANTEE OR THE COMPANY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE GRANTEE TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

(d)            EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 10.

[Signature Page to Follows.]

IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the Effective Date.

COMPANY:	HYDROCARB ENERGY CORPORATION

	By:	/s/ Kent Watts
Name: Kent Watts
Title: Executive Chairman

GRANTEE:	SHADOW TREE FUNDING VEHICLE A—HYDROCARB LLC
	By:	Shadow Tree Capital Management, LLC, Investment Manager.

	By:	/s/ Eric H. Keiter
Name: Eric H. Keiter
Title: Principal

GRANTEE:	QUINTIUM PRIVATE OPPORTUNITY FUND, LP
	By:	Quintium Advisors, LLC, its Investment Manager

	By:	/s/ Todd Kidd
Name: Todd Kidd
Title: Managing Director

[Signature Page to Stock Grant Agreement.]